Exhibit 10.2

FINAL FORM

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [ ● ], 2020, is made and entered into by and among:

(i) GCM Grosvenor Inc., a Delaware corporation (the “Company”);

(ii) CF Finance Holdings LLC, a Delaware limited liability company (the “Sponsor”);

(iii) Grosvenor Holdings, L.L.C., a Delaware limited liability company, GCM Grosvenor Management, LLC, a Delaware limited liability company, and Grosvenor Holdings II, L.L.C., a Delaware limited liability company (collectively, the “GCM Equityholders”); and

(iv) the PIPE Investors (as defined below) (each such party, together with the Sponsor, the GCM Equityholders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, CF Finance Acquisition Corp., a Delaware corporation and predecessor to the Company (“CFFA”), and the Sponsor are party to that certain Registration Rights Agreement, dated as of December 12, 2018 (the “Original RRA”);

WHEREAS, the Company has entered into that certain Transaction Agreement, dated as of August 2, 2020 (as it may be amended or supplemented from time to time, the “Transaction Agreement”), by and among the Company, CFFA, Grosvenor Capital Management Holdings, LLLP, a Delaware limited liability limited partnership (“GCM LLLP”), the GCM Equityholders, CF Finance Intermediate Acquisition, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company, GCM V, LLC, a Delaware limited liability company, GCMH GP, L.L.C., a Delaware limited liability company, and the Sponsor, pursuant to which the parties thereto have agreed to consummate the Transactions (as defined in the Transaction Agreement);

WHEREAS, pursuant to the Transaction Agreement, CFFA merged with and into the Company, with CFFA ceasing to exist as a separate corporation and the Company surviving the merger as the surviving corporation;

WHEREAS, pursuant to the amended and restated its certificate of incorporation of the Company (such amended and restated certificate of incorporation, as the same may be amended, restated, amended and restated, supplemented or otherwise modified form time, the “Company Certificate of Incorporation”), the Company is authorized to issue the following classes of stock: (A) Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), (B) Class B Common Stock, par value $0.0001 per share, (C) Class C Common Stock, par value $0.0001 per share, and (D) Preferred Stock, par value $0.0001 per share;

WHEREAS, following the consummation of the Transactions, GCM LLLP has provided the GCM Equityholders with a redemption right pursuant to which the GCM Equityholders may redeem their common units in GCM LLLP (the “Common Units”) for cash or, at the Company’s option, exchange Common Units for an equal number of shares of Class A Common Stock upon the terms and subject to the conditions set forth in the GCM LLLP Partnership Agreement and the Company Certificate of Incorporation;

WHEREAS, on the date hereof, the PIPE Investors purchased an aggregate of [ ● ] shares of Class A Common Stock in transactions exempt from registration under the Securities Act (the “PIPE Shares”); and

WHEREAS, in connection with the consummation of the transactions described above, the Company (as successor to CFFA) and the Sponsor desire to amend and restate the Original RRA in its entirety as set forth herein, and the Company and the Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to the Registrable Securities (as defined below) on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

1.1 Definitions

. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of the Company or the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

“Action” means any claim, action, suit, audit, examination, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any Governmental Authority.

“Agreement” shall have the meaning given in the Preamble hereto.

“Board” means the board of directors of the Company.

“Block Trade” shall have the meaning given in Section 2.4.1.

“Class A Common Stock” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Transaction Agreement.

“Closing Date” shall have the meaning given in the Transaction Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Common Units” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Company Certificate of Incorporation” shall have the meaning given in the Recitals hereto.

“Demanding Holder” shall have the meaning given in Section 2.1.4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“FINRA” the Financial Industry Regulatory Authority Inc.

“Form S-1 Shelf” shall have the meaning given in Section 2.1.1.

“Form S-3 Shelf” shall have the meaning given in Section 2.1.1.

“GCM Equityholders” shall have the meaning given in the Preamble hereto.

“GCM LLLP Partnership Agreement” shall mean the Fifth Amended and Restated Limited Liability Limited Partnership Agreement of GCM LLLP, as the same may be amended, restated, amended and restated, supplemented or otherwise modified form time to time.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency (which for the purposes of this Agreement shall include FINRA and the Commission), governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Holder Information” shall have the meaning given in Section 4.1.2.

“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Law” means any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

“Lock-up Period” shall have the meaning given in the Stockholders Agreement.

“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.

“Merger” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Original RRA” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to the Stockholders Agreement.

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

“PIPE Investors” shall mean the investors set forth on Schedule 1 who purchased PIPE Shares pursuant to subscription agreements, each dated as of August 2, 2020, by and between CFFA and such PIPE Investor.

“PIPE Shares” shall have the meaning given in the Recitals hereto.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding shares of Class A Common Stock held by a Holder immediately following the Closing (including the PIPE Shares and shares of Class A Common Stock distributable pursuant to the Transaction Agreement), (b) any shares of Class A Common Stock that may be acquired by Holders upon the exercise of a warrant or other right to acquire Class A Common Stock held by a Holder immediately following the Closing, (c) any shares of Class A Common Stock issued by the Company to a Holder in connection with (x) the redemption by a Holder of Common Units owned by any Holder or (y) at the election of the Company, a direct exchange for Common Units owned by any Holder, in each case in accordance with the terms of the GCM LLLP Partnership Agreement and the Company Certificate of Incorporation, (d) any outstanding shares of Class A Common Stock or warrants to purchase shares of Class A Common Stock (including any shares of Class A Common Stock issued or issuable upon the exercise of any such warrant) of the Company acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company, and (e) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b), (c) or (d) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. For the avoidance of doubt, while Common Units may constitute Registrable Securities, under no circumstances shall the Company be obligated to register Common Units, and only shares of Class A Common Stock issuable upon redemption or exchange of Common Units will be registered.

“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Class A Common Stock is then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one legal counsel selected by the majority-in-interest of the Demanding Holders in an Underwritten Offering.

“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holders” shall have the meaning given in Section 2.1.5.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any Subsequent Shelf Registration, as the case may be.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“Sponsor” shall have the meaning given in the Preamble hereto.

“Stockholders Agreement” shall mean the Stockholders Agreement of the Company, dated as of [ ● ], 2020, by and among the Company and the GCM Equityholders, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Subsequent Shelf Registration” shall have the meaning given in Section 2.1.2.

“Transaction Agreement” shall have the meaning given in the Recitals hereto.

“Transactions” shall have the meaning given in the Recitals hereto.

“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.

“Withdrawal Notice” shall have the meaning given in Section 2.1.6.

Article II
REGISTRATIONS AND OFFERINGS

2.1 Shelf Registration.

2.1.1 Filing. The Company shall file within 30 days of the Closing Date, and use commercially reasonable efforts to cause to be declared effective as soon as practicable thereafter, a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or, if the Company is eligible to use a Registration Statement on Form S-3, a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two business days prior to such filing) on a delayed or continuous basis. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

2.1.2 Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form.

2.1.3 Additional Registerable Securities. In the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon request of a GCM Equityholder or the Sponsor, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, the Shelf (including by means of a post-effective amendment) or a Subsequent Shelf Registration and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such Registrable Securities to be so covered twice per calendar year for the GCM Equityholders, on the one hand, and the Sponsor, on the other hand.

2.1.4 Requests for Underwritten Shelf Takedowns. At any time and from time to time when an effective Shelf is on file with the Commission, any GCM Equityholder or the Sponsor (any of the GCM Equityholders or the Sponsor being, in such case, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering or other coordinated offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder with a total offering price reasonably expected to exceed, in the aggregate, $50 million (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Subject to Section 2.4.4, the Company shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The GCM Equityholders, on the one hand, and the Sponsor, on the other hand, may each demand not more than two (2) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 in any 12-month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.

2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Class A Common Stock or other equity securities that the Company desires to sell and all other shares of Class A Common Stock or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any shares of Class A Common Stock or other equity securities proposed to be sold by Company or by other holders of Class A Common Stock or other equity securities, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities.

2.1.6 Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Shelf Takedown; provided that any GCM Equityholder or the Sponsor may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the GCM Equityholders, the Sponsor or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown for purposes of Section 2.1.4, unless either (i) the Demanding Holder has not previously withdrawn any Underwritten Shelf Takedown or (ii) the Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown; provided that, if a GCM Equityholder or the Sponsor elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the GCM Equityholders or the Sponsor, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a Demanding Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.1.6.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. Subject to Section 2.4.3, if the Company or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1 hereof), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder’s agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Class A Common Stock or other equity securities that the Company desires to sell, taken together with (i) the shares of Class A Common Stock or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Class A Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration or registered offering is undertaken for the Company’s account, the Company shall include in any such Registration or registered offering (A) first, the shares of Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Class A Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration or registered offering is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or registered offering (A) first, the shares of Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Class A Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities; and

(c) If the Registration or registered offering is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration or registered offering securities pursuant to Section 2.1.5.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdrawal from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include the Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.

2.3 Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade), each Holder participating in the Underwritten Offering agrees that it shall not Transfer any shares of Class A Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the 90-day period beginning on the date of pricing of such offering, except in the event the Underwriters managing the offering otherwise agree by written consent. Each Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

2.4 Block Trades.

2.4.1 Notwithstanding the foregoing, at any time and from time to time when an effective Shelf is on file with the Commission, if a Demanding Holder wishes to engage in an underwritten or other coordinated registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”), with a total offering price reasonably expected to exceed, in the aggregate, either (x) $50 million or (y) all remaining Registrable Securities held by the Demanding Holder, then notwithstanding the time periods provided for in Section 2.1.4, such Demanding Holder only need to notify the Company of the Block Trade at least five (5) business days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade shall use commercially reasonable efforts to work with the Company and any Underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade.

2.4.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, a majority-in-interest of the Demanding Holders initiating such Block Trade shall have the right to submit a Withdrawal Notice to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Block Trade. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a block trade prior to its withdrawal under this Section 2.4.2.

2.4.3 Notwithstanding anything to the contrary in this Agreement, Section 2.2 hereof shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

2.4.4 The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

Article III
COMPANY PROCEDURES

3.1 General Procedures. In connection with any Shelf and/or Shelf Takedown, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least two point five (2.5%) percent of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters agree to confidentiality arrangements reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering or other coordinated offering that is registered pursuant to a Registration Statement, in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter or other similar type of sales agent or placement agent may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering or other coordinated offering that is registered pursuant to a Registration Statement, enter into and perform its obligations under an underwriting agreement, sales agreement or placement agreement, in usual and customary form, with the managing Underwriter, sales agent or placement agent of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

3.1.15 with respect to an Underwritten Offering pursuant to Section 2.1.4, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or other sales agent or placement agent if such Underwriter or other sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other coordinated offering that is registered pursuant to a Registration Statement.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ or agents’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Registration Statement Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person may participate in any Underwritten Offering or other coordinated offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4 Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.4.2 If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the majority of the Board such Registration, be seriously detrimental to the Company and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

3.4.3 (a) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and the Company and such Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4 or 2.4.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Article IV
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

Article V
MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611, Attention: Legal Department, Email: legal@gcmlp.com, and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.3 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

5.5 Jurisdiction; Waiver of Jury Trial.

5.5.1 Any proceeding or Action based upon, arising out of or related to this Agreement or the Transactions must be brought in the Court of Chancery of the State of Delaware (or, to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding or Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the proceeding or Action shall be heard and determined only in any such court, and agrees not to bring any proceeding or Action arising out of or relating to this Agreement or the Transactions in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action, suit or proceeding brought pursuant to this Section 5.5.

5.5.2 Each party acknowledges and agrees that any controversy which may arise under this Agreement and the Transactions is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably, unconditionally and voluntarily waives any right such party may have to a trial by jury in respect of any Action, suit or proceeding directly or indirectly arising out of or relating to this Agreement or any of the Transactions.

5.6 Amendments and Modifications. Upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that in the event any such waiver, amendment or modification would be adverse in any material respect to the material rights or obligations hereunder of a Holder of at least two point five (2.5%) percent of the Registrable Securities, the written consent of such Holder will also be required; provided further that in the event any such waiver, amendment or modification would be disproportionate and adverse in any material respect to the material rights or obligations hereunder of a Holder, the written consent of such Holder will also be required. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.7 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person.

5.8 Term. This Agreement shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

5.9 Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

GCM Grosvenor Inc.
a Delaware corporation

By:
Name:
Title:

HOLDERS:

CF Finance Holdings LLC
a Delaware limited liability company

By:
Name:
Title:

Grosvenor Holdings, L.L.C.
a Delaware limited liability company

By:
Name:
Title:

GCM Grosvenor Management, LLC
a Delaware limited liability company

By:
Name:
Title:

Grosvenor Holdings II, L.L.C.
a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

PIPE Investors

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